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                                                                   EXHIBIT 10.49

                            BAKER HUGHES INCORPORATED

                        RESTRICTED STOCK AWARD AGREEMENT

                                     AWARDEE

DATE OF AWARD:

NUMBER OF SHARES:
                            AWARD OF RESTRICTED STOCK

      The Compensation Committee (the "Committee") of the Board of Directors of Baker Hughes Incorporated, a Delaware corporation (the "Company"), pursuant to the Baker Hughes Incorporated 2002 Director & Officer Long-Term Incentive Plan (the "Plan"), hereby awards to you, the above-named awardee, effective as of the Date of Award set forth above (the "Date of Award"), that number of shares (the "Shares") of the Company's Common Stock, $1.00 par value per share (the "Common Stock"), set forth above as Restricted Stock on the following terms and conditions:

      During the Restricted Period, the Shares of Restricted Stock will be evidenced by entries in the stock register of the Company reflecting that such Shares of Restricted Stock have been issued in your name. For purposes of this Agreement, the term "Restricted Period" means the period designated by the Committee during which the Shares may not be sold, assigned, transferred, pledged, or otherwise encumbered.

      The Shares that are awarded hereby to you as Restricted Stock shall be subject to the prohibitions and restrictions set forth herein with respect to the sale or other disposition of such Shares and the obligation to forfeit and surrender such Shares to the Company (the "Forfeiture Restrictions"). The Forfeiture Restrictions shall lapse as to the Shares that are awarded hereby in accordance with the following schedule provided that your employment with the Company and its Affiliates has not terminated prior to the applicable lapse date:

      (a) on the first anniversary of the Date of Award, the Forfeiture Restrictions shall lapse as to one-third of the Shares subject to this Agreement; and

      (b) on each succeeding anniversary of the Date of Award, the Forfeiture Restrictions shall lapse as to an additional one-third of the Shares subject to this Agreement, so that on the third anniversary of the Date of Award the Forfeiture Restrictions shall lapse as to all of the Shares subject to this Agreement.

If a Change in Control of the Company occurs or your employment with the Company and all Affiliates terminates before the third anniversary of the Date of Award, your rights to the Shares of Restricted Stock under this Agreement will be determined as provided in the attached Terms and Conditions of Award Agreements (dated ________________) (the "Terms and Conditions").

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      The Shares of Restricted Stock awarded hereby may not be sold, assigned, pledged, exchanged, hypothecated or otherwise transferred, encumbered or disposed of (other than by will or the applicable laws of descent and distribution) to the extent then subject to the Forfeiture Restrictions. Any such attempted sale, assignment, pledge, exchange, hypothecation, transfer, encumbrance or disposition in violation of this Agreement shall be void and the Company shall not be bound thereby. Further, the Shares awarded hereby that are no longer subject to Forfeiture Restrictions may not be sold or otherwise disposed of in any manner that would constitute a violation of any applicable federal or state securities laws. You also agree that (a) the Company may refuse to cause the transfer of the Shares to be registered on the stock register of the Company if such proposed transfer would in the opinion of counsel satisfactory to the Company constitute a violation of any applicable securities law and (b) the Company may give related instructions to the transfer agent, if any, to stop registration of the transfer of the Shares.

      Upon the lapse of the Forfeiture Restrictions with respect to Shares awarded hereby the Company shall cause to be delivered to you a stock certificate representing such Shares, and such Shares shall be transferable by you (except to the extent that any proposed transfer would, in the opinion of counsel satisfactory to the Company, constitute a violation of applicable securities law).

      The Shares that may be issued under the Plan are registered with the Securities and Exchange Commission under a Registration Statement on Form S-8. A Prospectus describing the Plan and the Shares can be found on the Baker Hughes Interchange at http://interchange/legal/Benefit%20Plans/benefit.htm.

      Capitalized terms that are not defined herein shall have the meaning ascribed to such terms in the Plan or the Terms and Conditions.

      In accepting the award of Shares of Restricted Stock set forth in this Agreement you accept and agree to be bound by all the terms and conditions of the Plan, this Agreement and the Terms and Conditions.

                                              BAKER HUGHES INCORPORATED

                                              /s/ Chad C. Deaton
                                              ---------------------------------
                                              Chad C. Deaton -- Chairman & CEO

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